EXHIBIT 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Richard George Walker, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Skillsoft Corp.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 30, 2024

/s/ Richard George Walker
Richard George Walker
Chief Financial Officer
(Principal Financial Officer)